Exhibit 99.2

Supplemental Information

September 30, 2006

Supplemental Information

Table of Contents

September 30, 2006

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 29 to 35, unless noted otherwise.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	9/30/06

Summary Amounts in thousands, except per share amounts and ratios
	Three Months Ended
	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Shares and Units:

Common shares outstanding at end of period	55,635	54,131	54,151	54,029	54,030
Common units outstanding at end of period	5,014	5,234	5,401	5,450	5,493
Weighted average common shares outstanding - basic	54,470	53,879	53,813	53,774	53,768
Weighted average common shares outstanding - diluted	61,457	60,387	60,588	60,125	60,486

Share price:

At end of period	$37.21	$36.18	$33.73	$28.45	$29.51
High close during period	38.15	36.18	34.77	29.74	31.75
Low close during period	35.39	29.56	29.20	27.15	28.82

Financial information:

Land sale gains, net of (impairments)	$2,103	$(74)	$3,040	$759	$4,740
Lease termination income	249	1,304	885	485	709
Straight line rental income	2,006	1,664	2,521	1,639	1,689
Capitalized interest	1,701	930	601	740	843
Impairments on depreciable properties	2,600	—	—	7,677	4,415
Gain on sale of depreciable properties	3,712	1,395	3,164	7,805	16,146

Total debt/ total assets 2/	52.9%	53.2%	52.7%	51.8%	50.8%
Total debt/ total market capitalization 2/	37.9%	39.1%	40.2%	43.7%	42.4%

Funds from operations per share - diluted	$0.53	$0.54	$0.59	$0.43	$0.48

Funds from operations per share - diluted, excluding certain items 1/	$0.59	$0.55	$0.62	$0.56	$0.63

Wholly - owned property information:

In-Service rentable square feet:
Office	19,507	19,704	19,691	21,412	21,432
Industrial	6,605	6,706	6,706	6,977	6,977
Retail	1,431	1,408	1,408	1,416	1,417

Total	27,543	27,818	27,805	29,805	29,826

In-Service occupancy:
Office	88.1%	87.1%	87.1%	87.5%	85.0%
Industrial	91.8%	89.5%	88.0%	92.4%	86.2%
Retail	96.2%	95.3%	95.7%	97.5%	96.4%

Total	89.4%	88.1%	87.7%	89.1%	85.8%

1/	Excludes impairments on depreciable assets, losses on debt extinguisments, severance costs and preferred stock redemption charges
2/	Includes financing obligations

Highwoods Properties, Inc.	i	9/30/06

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

F. William Vandiver, Jr.

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and

Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and

Secretary

Tabitha N. Zane

Vice President, Investor Relations and

Corporate Communications

Research Coverage

Credit Suisse - North America

John Stewart - 212-538-3183

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

Morgan Stanley Dean Witter

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Stifel Nicolaus

John Guinee - 410-454-5520

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii	9/30/06

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Senior Vice President

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Dan Woodward, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN; Columbia, SC; and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone: 919-431-1529

Fax: 919-431-1439

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the

Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2006, the Company owned or had an interest in 414 in-service office, industrial and retail properties encompassing approximately 34.9 million square feet. Highwoods also owns 798 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Highwoods Properties, Inc.	iii	9/30/06

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/06	09/30/05	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Rental and other revenues	$313,933	$300,970	$106,291	$104,663	$102,979	$102,665	$100,051

Operating expenses:
Rental property and other expenses	114,592	105,456	40,086	37,623	36,883	39,100	37,005
Depreciation and amortization	86,565	84,350	29,056	29,221	28,288	27,783	27,666
Impairment of assets held for use	2,600	7,587	2,600	—	—	—	4,415
General and administrative	26,298	23,859	8,546	9,060	8,692	9,204	7,513

Total operating expenses	230,055	221,252	80,288	75,904	73,863	76,087	76,599

Interest expense:
Contractual	71,855	74,032	23,809	24,236	23,810	24,645	24,239
Amortization of deferred financing costs	1,883	2,508	557	582	744	864	823
Financing obligations	3,190	4,118	850	1,398	942	914	1,073

	76,928	80,658	25,216	26,216	25,496	26,423	26,135

Other income/(expense):
Interest and other income	4,336	5,453	1,189	1,160	1,987	1,638	2,119
Loss on debt extinguishment	(467)	(453)	—	(467)	—	—	(323)

	3,869	5,000	1,189	693	1,987	1,638	1,796

Income/(loss) before disposition of property, minority interest and equity in earnings of unconsolidated affiliates	10,819	4,060	1,976	3,236	5,607	1,793	(887)
Gains on disposition of property	8,295	11,479	2,977	1,008	4,310	2,693	9,693
Minority interest	(1,272)	398	(292)	(399)	(581)	(122)	63
Equity in earnings of unconsolidated affiliates	5,349	6,964	1,342	1,924	2,083	2,339	2,060

Income from continuing operations	23,191	22,901	6,003	5,769	11,419	6,703	10,929
Discontinued operations:
Income from discontinued operations, net of minority interest	1,499	7,693	311	219	969	1,935	1,800
Net gains and (impairments) on sales of discontinued operations, net of minority interest	4,638	24,865	2,595	285	1,758	(1,639)	10,142

	6,137	32,558	2,906	504	2,727	296	11,942

Net income	29,328	55,459	8,909	6,273	14,146	6,999	22,871
Dividends on preferred stock	(12,950)	(22,125)	(4,113)	(4,113)	(4,724)	(5,113)	(6,699)
Excess of preferred stock redemption cost over carrying value	(1,803)	(4,272)	—	—	(1,803)	—	(4,272)

Net income available for common stockholders	$14,575	$29,062	$4,796	$2,160	$7,619	$1,886	$11,900

Net income per common share - diluted:
Income/(loss) from continuing operations	$0.15	$(0.07)	$0.04	$0.03	$0.09	$0.03	$—
Income from discontinued operations	$0.11	$0.61	$0.05	$0.01	$0.05	$—	$0.22

Net income	$0.26	$0.54	$0.09	$0.04	$0.14	$0.03	$0.22

Weighted average common shares outstanding - diluted	60,786	53,725	61,457	60,387	60,588	60,125	53,768

Dividends declared per common share	$1.275	$1.275	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	Page 1	9/30/06

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/06	09/30/05	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Funds from operations:
Net income	$29,328	$55,459	$8,909	$6,273	$14,146	$6,999	$22,871
Dividends to preferred stockholders	(12,950)	(22,125)	(4,113)	(4,113)	(4,724)	(5,113)	(6,699)
Excess of preferred stock redemption cost over carrying value	(1,803)	(4,272)	—	—	(1,803)	—	(4,272)

Net income applicable to common stockholders	14,575	29,062	4,796	2,160	7,619	1,886	11,900
Add/(Deduct):
Depreciation and amortization of real estate assets	84,226	82,323	28,295	28,479	27,452	27,176	27,020
(Gain) on disposition of depreciable real estate assets	(3,226)	(5,758)	(874)	(1,082)	(1,270)	(1,934)	(4,953)
Minority interest from the Operating Partnership in income/(loss) from operations	826	(398)	175	161	490	122	(63)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	8,143	8,047	2,790	2,678	2,675	2,942	2,779
Discontinued operations:
Depreciation and amortization of real estate assets	1,090	12,986	221	407	462	1,338	2,276
(Gain) on sale	(5,045)	(28,257)	(2,838)	(313)	(1,894)	(5,871)	(11,193)
Minority interest from the Operating Partnership in income from discontinued operations	556	3,527	273	49	234	30	1,237

Funds from operations	$101,145	$101,532	$32,838	$32,539	$35,768	$25,689	$29,003

Funds from operations per share - diluted
Net income applicable to common shares	$0.26	$0.54	$0.09	$0.04	$0.14	$0.03	$0.22
Add/(Deduct):
Depreciation and amortization of real estate assets	1.39	1.36	0.46	0.47	0.45	0.45	0.44
Gains on disposition of depreciable real estate assets	(0.05)	(0.10)	(0.01)	(0.02)	(0.02)	(0.03)	(0.08)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.13	0.13	0.04	0.05	0.04	0.05	0.05
Discontinued operations:
Depreciation and amortization of real estate assets	0.02	0.22	—	0.01	0.01	0.02	0.04
Gain on sale	(0.09)	(0.47)	(0.05)	(0.01)	(0.03)	(0.09)	(0.19)

Funds from operations	$1.66	$1.68	$0.53	$0.54	$0.59	$0.43	$0.48

Weighted average shares outstanding - diluted	60,786	60,358	61,457	60,387	60,588	60,125	60,486

Additional information: 1/

Funds from operations, excluding certain items 2/	$106,739	$111,936	$36,162	$33,006	$37,571	$33,869	$38,267

Straight line rental income	$(6,191)
Amortization of lease incentives	623
Depreciation of non-real estate assets	1,811
Amortization of stock-based compensation	2,933
Amortization of deferred financing costs	1,883

Non-incremental revenue generating capital expenditures paid:
Building improvements	(14,120)
2nd generation tenant improvements	(26,599)
2nd generation lease commissions	(14,234)
Common dividends and unit distributions paid	(75,916)

1/	Increase or (decrease) to cash flows
2/	Excludes impairments on depreciable assets, losses on debt extinguisments, severance costs and preferred stock redemption charges

Highwoods Properties, Inc.	Page 2	9/30/06

Consolidated Balance Sheets

Dollars	in thousands

	09/30/06	12/31/05
Assets:
Real estate assets, at cost:
Land	$347,426	$341,509
Buildings and tenant improvements	2,567,469	2,510,968
Development in process	80,943	19,434
Land held for development	118,036	134,844
Furniture, fixtures and equipment	23,706	22,467

	3,137,580	3,029,222
Less-accumulated depreciation	(606,633)	(561,558)

Net real estate assets	2,530,947	2,467,664
Real estate and other assets, net, held for sale	46,952	187,770
Cash and cash equivalents	7,524	1,212
Restricted cash	2,138	16,223
Accounts receivable, net	21,759	24,201
Notes receivable, net	8,125	9,232
Accrued straight-line rents receivable, net	67,081	60,729
Investment in unconsolidated affiliates	61,795	69,247
Deferred financing and leasing costs, net	65,085	59,374
Prepaid expenses and other	16,300	13,326

Total Assets	$2,827,706	$2,908,978

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,461,105	$1,471,616
Accounts payable, accrued expenses and other liabilities	141,718	127,455
Financing obligations	36,098	34,154

Total Liabilities	1,638,921	1,633,225
Minority interest	84,252	94,134
Stockholders’ Equity:
Preferred stock	197,445	247,445
Common stock	556	540
Additional paid-in capital	1,442,759	1,419,683
Distributions in excess of net earnings	(534,546)	(479,901)
Accumulated other comprehensive loss	(1,681)	(2,212)
Deferred compensation	—	(3,936)

Total Stockholders’ Equity	1,104,533	1,181,619

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,827,706	$2,908,978

Highwoods Properties, Inc.	Page 3	9/30/06

Estimated Net Asset Value

September 30, 2006

Dollars	in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In- Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

NOI Cap Rates:
Office	7.25%	7.50%	7.75%
Retail	5.75%	6.00%	6.25%
Industrial/Other	7.50%	7.75%	8.00%

Weighted average	7.08%	7.33%	7.58%
Consolidated Properties YTD Net Operating Income 1/
Office	$156,389	$156,389	$156,389
Retail	19,875	19,875	19,875
Industrial/Other	16,267	16,267	16,267

Total Net Operating Income	$192,531	$192,531	$192,531
Consolidated Properties YTD Net Operating Income Annualized
Office	$208,519	$208,519	$208,519
Retail	26,500	26,500	26,500
Industrial/Other	21,689	21,689	21,689

Total Net Operating Income	$256,708	$256,708	$256,708
Consolidated Properties Capitalized Value
Office	$2,876,120	$2,780,249	$2,690,563
Retail	460,870	441,667	424,000
Industrial/Other	289,191	279,862	271,117

Total Capitalized Value - wholly owned properties	$3,626,180	$3,501,778	$3,385,680

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$24,001	$24,001	$24,001

Net Operating Income Annualized	$32,001	$32,001	$32,001
Capitalization Rates	7.25%	7.50%	7.75%

Capitalized Value - joint venture interests	$441,398	$426,684	$412,920

Total In-Service Property Value	$4,067,578	$3,928,462	$3,798,601

Value of Other income
Annualized Development, Leasing and Management Fees	$5,435	$5,435	$5,435
Capitalization Rate	20%	20%	20%

Value of Other income	$27,173	$27,173	$27,173

Add Other assets:
Development pipeline investment at 125% of Cost	$146,567	$146,567	$146,567
Low occupancy assets at NBV 2/	61,535	61,535	61,535
Property held for sale at net sales price	75,454	75,454	75,454
Land held for development at market value	150,346	150,346	150,346
Cash and cash equivalents	7,524	7,524	7,524
Restricted cash	2,138	2,138	2,138
Accounts receivable, net	21,759	21,759	21,759
Notes receivable and prepaid expenses	24,425	24,425	24,425

Other assets total	$489,748	$489,748	$489,748

Gross Value of Assets	$4,584,499	$4,445,384	$4,315,522

Deductions:
Total liabilities	$141,718	$141,718	$141,718
Mortgages and notes payable, at estimated fair value	1,515,882	1,515,882	1,515,882
Preferred stock, at redemption value	197,445	197,445	197,445
Partner’s Interest in Markel, Vinings and Harborview 3/	47,794	44,944	42,278
Highwoods’ share of joint ventures liabilities	255,107	255,107	255,107

Estimated Net Asset Value	$2,426,553	$2,290,288	$2,163,093

Total diluted common shares and operating units	61,457	61,457	61,457

Estimated Net Asset Value Per Share	$39.48	$37.27	$35.20

1/	NOI excludes straight line income, lease termination fee income, and NOI related to completed not stablilized developments.
2/	Consolidated Properties NOI is adjusted to eliminate the net NOI for certain low occupancy properties for which a NOI capitalization approach is not appropriate. For those low occupancy assets, their net book value (after depreciation) is added as an estimate of their current valuation.
3/	This adjustment is to eliminate the partners’ proportionate share of the estimated net equity after debt related to these consolidated joint ventures.

Highwoods Properties, Inc.	Page 4	9/30/06

Components of Discontinued Operations

Dollars in thousands

	Nine Months Ended		Three Months Ended
	09/30/06	09/30/05	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Rental and other revenues	$5,227	$40,375	$1,558	$1,187	$2,482	$6,678	$8,717
Operating expenses:
Rental property and other expenses	1,950	17,078	647	445	858	3,099	3,962
Depreciation and amortization	1,090	12,986	221	407	462	1,338	2,276
General and administrative	75	849	75	—	—	10	298

Total operating expenses	3,115	30,913	943	852	1,320	4,447	6,536

Interest expense	482	1,072	277	102	103	146	251
Other income	18	135	3	7	8	47	56

Income before minority interest in the Operating Partnership and net gains on sale and (impairment) of discontinued operations	1,648	8,525	341	240	1,067	2,132	1,986
Minority interest in discontinued operations	(149)	(832)	(30)	(21)	(98)	(197)	(186)

Income from discontinued operations, net of minority interest in the Operating Partnership	1,499	7,693	311	219	969	1,935	1,800

Net gains on sale and (impairment) of discontinued operations	5,045	27,560	2,838	313	1,894	(1,806)	11,193
Minority interest in discontinued operations	(407)	(2,695)	(243)	(28)	(136)	167	(1,051)

Net gains on sale and (impairment) of discontinued operations, net of minority interest in the Operating Partnership	4,638	24,865	2,595	285	1,758	(1,639)	10,142

Total discontinued operations	$6,137	$32,558	$2,906	$504	$2,727	$296	$11,942

Highwoods Properties, Inc.	Page 5	9/30/06

Capitalization

Dollars, shares, and units in thousands

	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Long-Term Debt (see pages 7 & 8):	$1,461,105	$1,466,839	$1,450,251	$1,471,616	$1,441,081

Financing Obligations:	$36,098	$36,002	$34,282	$34,154	$34,952

Preferred Stock (at redemption value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	92,500	92,500	92,500	142,500	142,500

Total preferred stock	$197,445	$197,445	$197,445	$247,445	$247,445

Common Shares and Units Outstanding:
Common stock outstanding	55,635	54,131	54,142	54,029	54,030
Minority interest partnership units	5,014	5,234	5,401	5,450	5,493

Total common shares and units outstanding	60,649	59,365	59,543	59,479	59,523

Stock price at period end	$37.21	$36.18	$33.73	$28.45	$29.51
Market value of common equity	$2,256,749	$2,147,826	$2,008,385	$1,692,178	$1,756,524

Total market capitalization with debt and obligations	$3,951,397	$3,848,112	$3,690,363	$3,445,393	$3,480,002

See pages 29 to 35 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 6	9/30/06

Long-Term Debt Summary

Dollars in thousands

	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$691,662	$695,832	$699,951	$667,137	$676,855
Variable rate debt 2/	12,943	13,007	12,302	53,978	46,226

Secured total	704,605	708,839	712,253	721,115	723,081

Unsecured:
Fixed rate bonds and notes	460,000	460,000	460,000	460,000	460,000
Variable rate debt	—	—	100,000	100,000	100,000
Credit facility	296,500	298,000	178,000	190,500	158,000

Unsecured total	756,500	758,000	738,000	750,500	718,000

Total	$1,461,105	$1,466,839	$1,450,253	$1,471,615	$1,441,081

Average Interest Rates:
Secured:
Conventional fixed rate	6.9%	6.9%	6.9%	7.0%	7.0%
Variable rate debt	5.9%	5.8%	5.4%	5.5%	5.0%

Secured total	6.9%	6.9%	6.9%	6.9%	6.9%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	—	—	5.8%	5.4%	5.4%
Credit facility	6.2%	6.0%	5.8%	5.4%	4.9%

Unsecured total	6.9%	6.8%	6.8%	6.6%	6.5%

Average	6.9%	6.9%	6.8%	6.7%	6.7%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2006	$—	$110,000	$110,000	7.0%
2007	79,963	—	79,963	7.9%
2008	—	100,000	100,000	7.1%
2009 4/	151,545	346,500	498,045	6.9%
2010	133,039	—	133,039	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	273,971	—	273,971	5.9%
2014	38,291	—	38,291	5.8%
2015	—	—	—	—
Thereafter	4,996	200,000	204,996	7.5%

Total maturities	$704,605	$756,500	$1,461,105	6.9%

Weighted average maturity = 4.75 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $38.3 million in loans at September 30, 2006 related to a consolidated 50% joint venture (Markel)
2/	Includes a $9.7 million construction loan at September 30, 2006 related to a consolidated 50% owned joint venture (Vinings).
3/	All periods exclude annual principal amortization.
4/	The $346.5 million of unsecured debt maturities includes $296.5 million related to the credit facility which matures in 2009 (excludes one-year extension option).

Highwoods Properties, Inc.	Page 7	9/30/06

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 09/30/06	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$145,634	$201,381
Northwestern Mutual	6.0%	Mar-13	138,349	171,126
Northwestern Mutual	7.8%	Nov-10	133,039	288,911
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	123,826	194,310
Northwestern Mutual	8.2%	Feb-07	61,938	139,338
Metropolitan Life Ins. Co. 2/	6.1%	Oct-12	22,800	40,076
Principal Life Insurance Company 3/	5.8%	Jan-14	11,738	15,155
Principal Life Insurance Company 3/	5.8%	Jan-14	11,738	18,957
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	10,897	14,674
Central Carolina Bank 4/ 5/	5.3%	Dec-07	9,660	11,262
Principal Life Insurance Company 3/	5.7%	Jan-14	9,258	15,996
Principal Life Insurance Company 3/	5.9%	Jan-14	5,556	7,514
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,082	23,572
Ohio National 7/	8.0%	Nov-17	4,996	11,219
Lutheran Brotherhood	6.8%	Apr-09	3,835	7,938
PFL Life Ins. Co. 6/ 8/	7.5%	Jun-07	3,283	—
Security Life of Denver	8.9%	Aug-09	2,077	9,517
American United Life	9.0%	Jun-13	899	3,381

	6.9%		704,605	$1,174,327

Unsecured Bonds
Bonds	7.0%	Dec-06	110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.4%		460,000

Unsecured Loans
Credit facility 5/	6.0%	May-09	296,500

Total Debt	6.9%		$1,461,105

1/	These two loans are secured by the same assets.
2/	Loan relates to a consolidated 20% owned joint venture (Harborview).
3/	Loans relate to a consolidated 50% owned joint venture (Markel).
4/	Loan relates to a consolidated 50% owned joint venture (Vinings).
5/	Floating rate loan based on one month libor. Maturity date excludes one-year extension option.
6/	These two loans are secured by the same assets.
7/	Related property sold October 26, 2006
8/	Floating rate loan based on ninety day libor.

Highwoods Properties, Inc.	Page 8	9/30/06

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Office Industrial & Retail
In-Service:
Office 2/	19,507,000	19,704,000	19,691,000	21,412,000	21,432,000
Industrial	6,605,000	6,706,000	6,706,000	6,977,000	6,977,000
Retail 3/	1,431,000	1,408,000	1,408,000	1,416,000	1,417,000

Total	27,543,000	27,818,000	27,805,000	29,805,000	29,826,000

Development Completed - Not Stabilized:
Office 2/	311,000	153,000	—	—	—
Industrial	—	—	—	—	—
Retail	—	—	9,600	9,600	9,600

Total	311,000	153,000	9,600	9,600	9,600

Development - In Process:
Office 2/	1,405,000	1,268,000	1,026,000	533,000	780,000
Industrial	681,000	418,000	418,000	—	—
Retail	—	23,000	23,000	—	—

Total	2,086,000	1,709,000	1,467,000	533,000	780,000

Total:
Office 2/	21,223,000	21,125,000	20,717,000	21,945,000	22,212,000
Industrial	7,286,000	7,124,000	7,124,000	6,977,000	6,977,000
Retail 3/	1,431,000	1,431,000	1,440,600	1,425,600	1,426,600

Total	29,940,000	29,680,000	29,281,600	30,347,600	30,615,600

Same Property
Office 2/	19,130,000	19,130,000	19,130,000	19,130,000	19,130,000
Industrial	6,251,000	6,251,000	6,251,000	6,251,000	6,251,000
Retail	1,408,000	1,408,000	1,408,000	1,408,000	1,408,000

Total	26,789,000	26,789,000	26,789,000	26,789,000	26,789,000

Percent Leased/Pre-Leased:
In-Service:
Office	88.1%	87.1%	87.1%	87.5%	85.0%
Industrial	91.8%	89.5%	88.0%	92.4%	86.2%
Retail	96.2%	95.3%	95.7%	97.5%	96.4%

Total	89.4%	88.1%	87.7%	89.1%	85.8%

Development Completed - Not Stabilized:
Office	52.3%	17.0%	—	—	—
Industrial	—	—	—	—	—
Retail	—	—	88.0%	87.0%	87.0%

Total	52.3%	17.0%	88.0%	87.0%	87.0%

Development - In Process:
Office	58.4%	53.7%	57.1%	37.2%	57.1%
Industrial	27.0%	44.0%	43.8%	—	—
Retail	—	100.0%	100.0%	—	—

Total	48.2%	51.9%	54.0%	37.2%	57.1%

Same Property
Office	87.8%	86.8%	86.7%	88.2%	86.6%
Industrial	91.3%	89.4%	87.7%	93.2%	87.2%
Retail	96.2%	95.3%	95.7%	98.1%	97.0%

Total	89.1%	87.8%	87.4%	89.9%	87.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 9	9/30/06

Portfolio Summary

(Continued)

As of September 30, 2006

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
Market				Office	Industrial	Retail	Total
Raleigh /3	3,812,000		82.6%	14.6%	—	—	14.6%
Atlanta	5,584,000		92.4%	10.6%	4.0%	—	14.6%
Kansas City	2,329,000	4/	90.7%	4.4%	—	10.0%	14.4%
Nashville	2,875,000		92.8%	13.2%	—	—	13.2%
Tampa	2,524,000		96.0%	12.8%	—	—	12.8%
Piedmont Triad /5	5,589,000		89.9%	7.2%	3.9%	—	11.1%
Richmond	1,954,000		88.6%	8.3%	—	—	8.3%
Memphis	1,197,000		91.9%	5.5%	—	—	5.5%
Greenville	1,109,000		75.0%	3.2%	0.1%	—	3.3%
Orlando	218,000		100.0%	1.2%	—	—	1.2%
Columbia	252,000		49.4%	0.5%	—	—	0.5%
Other	100,000		75.1%	0.5%	—	—	0.5%

Total	27,543,000		89.4%	82.0%	8.0%	10.0%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/ 6/
Market				Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,419,000		92.7%	10.9%	3.5%	—	—	14.4%
Kansas City	3,050,000	4/	88.6%	4.9%	—	8.8%	—	13.7%
Raleigh	4,267,000		84.4%	13.3%	—	—	—	13.3%
Nashville	2,875,000		92.8%	11.6%	—	—	—	11.6%
Tampa	2,729,000		96.4%	11.5%	—	—	—	11.5%
Piedmont Triad	5,953,000		90.5%	6.8%	3.4%	—	—	10.2%
Richmond	2,367,000		90.5%	7.9%	—	—	—	7.9%
Memphis	1,197,000		91.9%	4.9%	—	—	—	4.9%
Orlando	1,903,000		95.0%	4.3%	—	—	—	4.3%
Des Moines	2,399,000		93.9%	3.3%	0.5%	0.1%	0.4%	4.3%
Greenville	1,109,000		75.0%	2.8%	0.1%	—	—	2.9%
Other	210,000		88.1%	0.5%	—	—	—	0.5%
Columbia	252,000		49.4%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	34,878,000		90.4%	83.2%	7.5%	8.9%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 33

Highwoods Properties, Inc.	Page 10	9/30/06

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of September 30, 2006

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	3,812,000	82.6%	18.0%	—	—	—
Nashville	2,875,000	92.8%	16.1%	—	—	—
Tampa	2,524,000	96.0%	15.6%	—	—	—
Atlanta	2,529,000	86.3%	12.9%	3,055,000	97.4%	50.5%
Richmond	1,954,000	88.6%	10.2%	—	—	—
Piedmont Triad	2,146,000	91.7%	8.7%	3,443,000	88.8%	48.4%
Memphis	1,197,000	91.9%	6.7%	—	—	—
Kansas City	894,000	82.0%	5.3%	4,000	46.5%	0.1%
Greenville	1,006,000	80.1%	3.8%	103,000	25.4%	1.0%
Orlando	218,000	100.0%	1.5%	—	—	—
Columbia	252,000	49.4%	0.6%	—	—	—
Other	100,000	75.1%	0.6%	—	—	—

	19,507,000	88.1%	100.0%	6,605,000	91.8%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,431,000	96.2%	100.0%

	1,431,000	96.2%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 11	9/30/06

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05
Atlanta	Rentable Square Feet	5,584,000	5,584,000	5,584,000	6,806,000	6,818,000
	Occupancy	92.4%	91.8%	91.1%	87.4%	83.3%
	Current Properties 2/	92.2%	91.6%	91.0%	90.8%	88.0%

Columbia	Rentable Square Feet	252,000	252,000	252,000	426,000	426,000
	Occupancy	49.4%	49.8%	41.4%	58.9%	62.0%
	Current Properties 2/	49.4%	49.8%	41.4%	38.2%	42.0%

Greenville	Rentable Square Feet	1,109,000	1,110,000	1,106,000	1,105,000	1,105,000
	Occupancy	75.0%	68.8%	73.4%	73.0%	71.2%
	Current Properties 2/	75.0%	68.8%	73.2%	72.7%	70.9%

Kansas City 3/	Rentable Square Feet	2,329,000	2,306,000	2,306,000	2,314,000	2,315,000
	Occupancy	90.7%	89.9%	90.4%	92.2%	91.7%
	Current Properties 2/	90.6%	89.9%	90.4%	92.5%	92.1%

Memphis	Rentable Square Feet	1,197,000	1,197,000	1,197,000	1,197,000	1,216,000
	Occupancy	91.9%	89.7%	90.0%	88.8%	83.8%
	Current Properties 2/	91.9%	89.7%	89.9%	88.8%	83.8%

Nashville	Rentable Square Feet	2,875,000	2,874,000	2,874,000	2,874,000	2,874,000
	Occupancy	92.8%	90.8%	90.6%	94.0%	95.6%
	Current Properties 2/	92.8%	90.8%	90.6%	94.0%	95.6%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	100.0%	100.0%	99.5%	100.0%	100.0%
	Current Properties 2/	100.0%	100.0%	99.5%	100.0%	100.0%

Piedmont Triad	Rentable Square Feet	5,589,000	5,598,000	5,589,000	5,589,000	5,589,000
	Occupancy	89.9%	88.6%	86.7%	93.1%	89.1%
	Current Properties 2/	89.9%	88.8%	86.9%	93.3%	89.2%

Raleigh	Rentable Square Feet	3,812,000	4,101,000	4,102,000	4,232,000	4,358,000
	Occupancy	82.6%	83.0%	82.7%	87.5%	85.5%
	Current Properties 2/	82.6%	82.6%	82.6%	87.6%	86.6%

Richmond	Rentable Square Feet	1,954,000	1,954,000	1,954,000	1,955,000	1,955,000
	Occupancy	88.6%	88.0%	91.3%	94.4%	93.1%
	Current Properties 2/	88.6%	88.0%	91.3%	94.4%	93.2%

Tampa	Rentable Square Feet	2,524,000	2,524,000	2,523,000	2,989,000	2,851,000
	Occupancy	96.0%	93.6%	91.9%	87.6%	76.7%
	Current Properties 2/	95.8%	93.3%	91.4%	88.9%	77.5%

Total 4/	Rentable Square Feet	27,443,000	27,718,000	27,705,000	29,705,000	29,725,000
	Occupancy	89.4%	88.1%	87.7%	89.1%	85.8%

	Current Properties 2/	89.3%	87.8%	87.4%	89.9%	87.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Only includes properties that were owned and in-service for all periods shown
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
4/	Excludes a 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 12	9/30/06

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/06 2/	6/30/06 3/	3/31/06 4/	12/31/05 5/	9/30/05 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	140	141	188	171	180	164
Rentable square footage leased	915,289	950,460	944,222	1,169,148	1,069,468	1,009,717
Square footage of Renewal Deals	681,640	486,998	528,275	890,582	826,512	682,801
Renewed square footage (% of total)	74.5%	51.2%	55.9%	76.2%	77.3%	67.6%
New Leases square footage (% of total)	25.5%	48.8%	44.1%	23.8%	22.7%	32.4%

Weighted average per rentable square foot over the lease term:
Base rent	$19.23	$17.29	$18.06	$17.37	$17.71	$17.93
Tenant improvements	(1.56)	(1.71)	(1.52)	(1.67)	(1.10)	(1.51)
Leasing commissions 7/	(0.46)	(0.48)	(0.62)	(0.66)	(0.57)	(0.56)
Rent concessions	(0.11)	(0.22)	(0.31)	(0.27)	(0.27)	(0.24)

Effective rent	17.10	14.88	15.61	14.77	15.77	15.62
Expense stop	(5.04)	(5.53)	(5.57)	(4.79)	(4.85)	(5.16)

Equivalent effective net rent	$12.06	$9.35	$10.04	$9.98	$10.92	$10.46

Weighted average term in years	4.5	4.5	4.3	5.0	3.8	4.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$7,994,295	$8,416,490	$7,270,758	$10,506,779	$5,996,413	$8,036,947
Rentable square feet	915,289	950,460	944,222	1,169,148	1,069,468	1,009,717

Per rentable square foot	$8.73	$8.86	$7.70	$8.99	$5.61	$7.96

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,144,582	$2,198,017	$2,363,857	$3,551,312	$2,398,139	$2,531,181
Rentable square feet	915,289	950,460	944,222	1,169,148	1,069,468	1,009,717

Per rentable square foot	$2.34	$2.31	$2.50	$3.04	$2.24	$2.51

Total:
Total dollars committed under signed leases	$10,138,877	$10,614,507	$9,634,615	$14,058,091	$8,394,552	$10,568,128
Rentable square feet	915,289	950,460	944,222	1,169,148	1,069,468	1,009,717

Per rentable square foot	$11.08	$11.17	$10.20	$12.02	$7.85	$10.47

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 179K square feet of leases that start in 2008 or later
3/	Includes 74K square feet of leases that start in 2008 or later
4/	Includes 82K square feet of leases that start in 2008 or later
5/	Includes 171K square feet of leases that start in 2008 or later
6/	Includes 115K square feet of leases that start in 2008 or later
7/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 13	9/30/06

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/06	6/30/06 1/	3/31/06 2/	12/31/05 3/	9/30/05 4/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	23	36	22	29	32	28
Rentable square footage leased	485,936	974,807	300,496	532,917	498,819	558,595
Square footage of Renewal Deals	237,061	543,537	165,621	274,174	349,405	313,960
Renewed square footage (% of total)	48.8%	55.8%	55.1%	51.4%	70.0%	56.2%
New Leases square footage (% of total)	51.2%	44.2%	44.9%	48.6%	30.0%	43.8%

Weighted average per rentable square foot over the lease term:
Base rent	$4.13	$3.44	$4.46	$4.14	$4.19	$4.07
Tenant improvements	(0.31)	(0.17)	(0.79)	(0.32)	(0.45)	(0.41)
Leasing commissions 5/	(0.09)	(0.07)	(0.15)	(0.14)	(0.06)	(0.10)
Rent concessions	(0.11)	(0.01)	(0.13)	(0.09)	(0.02)	(0.07)

Effective rent	3.62	3.19	3.39	3.59	3.66	3.49
Expense stop	(0.17)	(0.10)	(0.17)	(0.15)	(0.38)	(0.19)

Equivalent effective net rent	$3.45	$3.09	$3.22	$3.44	$3.28	$3.30

Weighted average term in years	3.8	2.9	3.5	3.9	4.1	3.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$732,593	$895,575	$1,032,151	$796,212	$1,256,241	$942,554
Rentable square feet	485,936	974,807	300,496	532,917	498,819	558,595

Per rentable square foot	$1.51	$0.92	$3.43	$1.49	$2.52	$1.69

Leasing Commissions:
Total dollars committed under signed leases 5/	$109,087	$144,376	$191,615	$355,767	$185,669	$197,303
Rentable square feet	485,936	974,807	300,496	532,917	498,819	558,595

Per rentable square foot	$0.22	$0.15	$0.64	$0.67	$0.37	$0.35

Total:
Total dollars committed under signed leases	$841,680	$1,039,951	$1,223,766	$1,151,979	$1,441,910	$1,139,857
Rentable square feet	485,936	974,807	300,496	532,917	498,819	558,595

Per rentable square foot	$1.73	$1.07	$4.07	$2.16	$2.89	$2.04

1/	Includes 14K square feet of leases that start in 2008 or later
2/	Includes 10K square feet of leases that start in 2008 or later
3/	Includes 12K square feet of leases that start in 2008 or later
4/	Includes 113K square feet of leases that start in 2008 or later
5/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 14	9/30/06

Leasing Statistics

Retail Portfolio

	Three Months Ended
	09/30/06	06/30/06	3/31/06	12/31/05	9/30/05	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	8	5	12	9	7	8
Rentable square footage leased	26,472	13,573	49,479	19,320	10,721	23,913
Square footage of Renewal Deals	17,179	3,919	36,129	2,729	6,502	13,292
Renewed square footage (% of total)	64.9%	28.9%	73.0%	14.1%	60.6%	55.6%
New Leases square footage (% of total)	35.1%	71.1%	27.0%	85.9%	39.4%	44.4%

Weighted average per rentable square foot over the lease term:
Base rent	$24.75	$30.32	$19.22	$23.03	$17.61	$22.99
Tenant improvements	(1.40)	(4.28)	(0.41)	(1.33)	(1.21)	(1.73)
Leasing commissions 1/	(0.61)	(1.04)	(0.28)	(0.60)	(1.11)	(0.73)
Rent concessions	0.00	0.00	(0.06)	(0.35)	(0.08)	(0.10)

Effective rent	22.74	25.00	18.47	20.75	15.21	20.43
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$22.74	$25.00	$18.47	$20.75	$15.21	$20.43

Weighted average term in years	5.2	10.8	11.1	6.1	4.3	7.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$288,272	$838,555	$186,372	$251,252	$62,187	$325,328
Rentable square feet	26,472	13,573	49,479	19,320	10,721	23,913

Per rentable square foot	$10.89	$61.78	$3.77	$13.00	$5.80	$13.60

Leasing Commissions:
Total dollars committed under signed leases 1/	$46,048	$63,681	$42,804	$13,721	$12,026	$35,656
Rentable square feet	26,472	13,573	49,479	19,320	10,721	23,913

Per rentable square foot	$1.74	$4.69	$0.87	$0.71	$1.12	$1.49

Total:
Total dollars committed under signed leases	$334,320	$902,236	$229,176	$264,973	$74,213	$360,984
Rentable square feet	26,472	13,573	49,479	19,320	10,721	23,913

Per rentable square foot	$12.63	$66.47	$4.63	$13.71	$6.92	$15.10

1/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 15	9/30/06

Leasing Statistics by Market

For the Three Months ended September 30, 2006

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	292,757	3.5	$19.93	$6.94	$1.51
Nashville	142,134	7.0	20.01	8.81	4.04
Piedmont Triad	102,234	4.7	13.91	5.31	0.15
Richmond	93,800	5.8	19.36	12.29	3.65
Memphis	85,140	3.6	20.11	4.39	1.48
Atlanta	69,015	2.7	18.58	8.07	1.61
Greenville	59,716	4.7	18.34	22.15	4.70
Kansas City	39,651	4.2	19.07	11.91	3.66
Tampa	24,377	4.5	23.77	10.24	2.14
Orlando	6,465	5.0	24.42	6.00	0.00

	915,289	4.5	$19.12	$8.73	$2.34

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	285,523	2.2	$4.44	$1.67	$0.15
Atlanta	200,413	6.1	3.42	1.28	0.30

	485,936	3.8	$4.02	$1.51	$0.22

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	26,472	5.2	$24.75	$10.89	$1.74

	26,472	5.2	$24.75	$10.89	$1.74

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Lease commisions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 16	9/30/06

Rental Rate Comparisons by Market

For the Three Months ended September 30, 2006

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	292,757	$19.93	$18.78	6.1%
Nashville	142,134	20.01	18.71	6.9%
Piedmont Triad	102,234	13.91	13.12	6.0%
Richmond	93,800	19.36	17.89	8.2%
Memphis	85,140	20.11	19.20	4.7%
Atlanta	69,015	18.58	19.23	-3.4%
Greenville	59,716	18.34	18.50	-0.9%
Kansas City	39,651	19.07	19.86	-4.0%
Tampa	24,377	23.77	21.82	9.0%
Orlando	6,465	24.42	25.48	-4.2%

GAAP Rent Growth	915,289	$19.12	$18.25	4.8%

Cash Rent Growth	915,289	$18.47	$19.28	-4.2%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	285,523	$4.44	$3.72	19.3%
Atlanta	200,413	3.42	4.14	-17.4%

GAAP Rent Growth	485,936	$4.02	$3.98	1.0%

Cash Rent Growth	485,936	$3.95	$4.18	-5.5%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	26,472	$24.75	$25.81	-4.1%

GAAP Rent Growth	26,472	$24.75	$25.81	-4.1%

Cash Rent Growth	26,472	$24.46	$26.09	-6.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Highwoods Properties, Inc.	Page 17	9/30/06

Lease Expirations

September 30, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/

2006 /3	512,551	3.0%	$9,305	$18.15	2.9%
2007	1,572,972	9.1%	28,499	18.12	9.0%
2008	2,353,360	13.7%	42,636	18.12	13.5%
2009	2,743,935	15.9%	51,667	18.83	16.4%
2010	2,312,777	13.4%	46,700	20.19	14.8%
2011	2,741,387	15.9%	48,443	17.67	15.3%
2012	1,434,917	8.3%	27,247	18.99	8.6%
2013	687,508	4.0%	11,588	16.86	3.7%
2014	473,737	2.7%	9,962	21.03	3.2%
2015	652,611	3.8%	13,285	20.36	4.2%
2016 and thereafter	1,749,804	10.2%	26,381	15.08	8.4%

	17,235,559	100.0%	$315,713	$18.32	100.0%

Industrial:
2006 /4	519,636	8.6%	$2,103	$4.05	6.9%
2007	1,002,872	16.5%	5,870	5.85	19.1%
2008	1,290,892	21.3%	5,894	4.57	19.1%
2009	728,793	12.0%	4,384	6.02	14.3%
2010	574,113	9.5%	3,091	5.38	10.1%
2011	535,106	8.8%	2,403	4.49	7.8%
2012	247,355	4.1%	1,323	5.35	4.3%
2013	210,689	3.5%	1,128	5.35	3.7%
2014	212,965	3.5%	1,151	5.40	3.8%
2015	169,882	2.8%	695	4.09	2.3%
2016 and thereafter	567,890	9.4%	2,638	4.65	8.6%

	6,060,193	100.0%	$30,680	$5.06	100.0%

1/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
3/	Includes 91,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
4/	Includes 108,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

Note:	2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 18	9/30/06

Lease Expirations

September 30, 2006

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2006 2/	24,365	1.8%	$653	$26.80	1.7%
2007	78,854	5.8%	2,304	29.22	6.0%
2008	132,595	9.7%	3,692	27.84	9.6%
2009	181,896	13.3%	4,729	26.00	12.3%
2010	99,390	7.3%	3,412	34.33	8.9%
2011	72,512	5.3%	2,110	29.10	5.5%
2012	145,542	10.7%	4,312	29.63	11.2%
2013	107,006	7.8%	2,617	24.46	6.8%
2014	79,410	5.8%	1,465	18.45	3.8%
2015	132,384	9.7%	4,263	32.20	11.1%
2016 and thereafter	310,585	22.8%	8,842	28.47	23.1%

	1,364,539	100.0%	$38,399	$28.14	100.0%

Total:
2006 3/4/	1,056,552	4.3%	$12,061	$11.42	3.1%
2007	2,654,698	10.8%	36,673	13.81	9.5%
2008	3,776,847	15.2%	52,222	13.83	13.6%
2009	3,654,624	14.8%	60,780	16.63	15.9%
2010	2,986,280	12.1%	53,203	17.82	13.8%
2011	3,349,005	13.6%	52,956	15.81	13.8%
2012	1,827,814	7.4%	32,882	17.99	8.5%
2013	1,005,203	4.1%	15,333	15.25	4.0%
2014	766,112	3.1%	12,578	16.42	3.3%
2015	954,877	3.9%	18,243	19.11	4.7%
2016 and thereafter	2,628,279	10.7%	37,861	14.41	9.8%

	24,660,291	100.0%	$384,792	$15.60	100.0%

1/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Includes 20,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 219,000 square feet of leases that are on a month to month basis or 0.6% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Note:	2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 19	9/30/06

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended				Total
		12/31/06 2/	03/31/07	06/30/07	09/30/07
Atlanta	RSF	45,999	44,917	13,512	169,055	273,483
	% of Total Office RSF	0.3%	0.3%	0.1%	1.0%	1.6%
	Annualized Revenue 3/	$404	$740	$128	$2,938	$4,210
	% of Total Office Annl Rev	0.1%	0.2%	0.0%	0.9%	1.3%

Columbia	RSF	2,831	0	0	0	2,831
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$42	$—	$—	$—	$42
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	68,740	1,708	4,849	5,201	80,498
	% of Total Office RSF	0.4%	0.0%	0.0%	0.0%	0.5%
	Annualized Revenue 3/	$537	$32	$87	$108	$764
	% of Total Office Annl Rev	0.2%	0.0%	0.0%	0.0%	0.2%

Kansas City	RSF	52,411	30,080	18,670	15,551	116,712
	% of Total Office RSF	0.3%	0.2%	0.1%	0.1%	0.7%
	Annualized Revenue 3/	$1,090	$625	$455	$297	$2,467
	% of Total Office Annl Rev	0.3%	0.2%	0.1%	0.1%	0.8%

Memphis	RSF	20,894	47,239	9,554	18,629	96,316
	% of Total Office RSF	0.1%	0.3%	0.1%	0.1%	0.6%
	Annualized Revenue 3/	$158	$933	$165	$374	$1,630
	% of Total Office Annl Rev	0.1%	0.3%	0.1%	0.1%	0.5%

Nashville	RSF	128,706	33,720	111,414	80,436	354,276
	% of Total Office RSF	0.7%	0.2%	0.6%	0.5%	2.1%
	Annualized Revenue 3/	$2,706	$694	$1,690	$1,628	$6,718
	% of Total Office Annl Rev	0.9%	0.2%	0.5%	0.5%	2.1%

Orlando	RSF	0	2,389	11,607	1,358	15,354
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue 3/	$—	$62	$203	$32	$297
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.0%	0.1%

Piedmont Triad	RSF	44,610	192,238	34,933	53,240	325,021
	% of Total Office RSF	0.3%	1.1%	0.2%	0.3%	1.9%
	Annualized Revenue 3/	$656	$2,569	$619	$681	$4,525
	% of Total Office Annl Rev	0.2%	0.8%	0.2%	0.2%	1.4%

Raleigh	RSF	73,132	101,490	44,751	80,190	299,563
	% of Total Office RSF	0.4%	0.6%	0.3%	0.5%	1.7%
	Annualized Revenue 3/	$2,360	$2,030	$797	$1,585	$6,772
	% of Total Office Annl Rev	0.7%	0.6%	0.3%	0.5%	2.1%

Richmond	RSF	55,844	43,924	52,979	30,460	183,207
	% of Total Office RSF	0.3%	0.3%	0.3%	0.2%	1.1%
	Annualized Revenue 3/	$1,144	$892	$893	$564	$3,493
	% of Total Office Annl Rev	0.4%	0.3%	0.3%	0.2%	1.1%

Tampa	RSF	18,289	23,922	20,489	27,524	90,224
	% of Total Office RSF	0.1%	0.1%	0.1%	0.2%	0.5%
	Annualized Revenue 3/	$205	$534	$473	$652	$1,864
	% of Total Office Annl Rev	0.1%	0.2%	0.1%	0.2%	0.6%

Other	RSF	1,095	0	12,707	1,130	14,932
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue 3/	$5	$—	$334	$23	$362
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.0%	0.1%

Total	RSF	512,551	521,627	335,465	482,774	1,852,417
	% of Total Office RSF	2.9%	3.0%	2.0%	2.8%	10.7%
	Annualized Revenue 3/	$9,307	$9,111	$5,844	$8,882	$33,144
	% of Total Office Annl Rev	3.0%	2.9%	1.9%	2.8%	10.5%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 91,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 20	9/30/06

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended				Total
		12/31/06 1/	03/31/07	06/30/07	09/30/07
Atlanta	RSF	128,859	247,828	36,576	33,600	446,863
	% of Total Industrial RSF	2.1%	4.1%	0.6%	0.6%	7.4%
	Annualized Revenue 2/	$611	$1,420	$177	$123	$2,331
	% of Total Industrial Annl Rev	2.0%	4.6%	0.6%	0.4%	7.6%

Greenville	RSF	0	0	16,081	0	16,081
	% of Total Industrial RSF	0.0%	0.0%	0.3%	0.0%	0.3%
	Annualized Revenue 2/	$—	$—	$212	$—	$212
	% of Total Industrial Annl Rev	0.0%	0.0%	0.7%	0.0%	0.7%

Kansas City	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF	390,777	138,048	214,706	164,674	908,205
	% of Total Industrial RSF	6.4%	2.3%	3.5%	2.7%	15.0%
	Annualized Revenue 2/	$1,493	$797	$959	$1,337	$4,586
	% of Total Industrial Annl Rev	4.9%	2.6%	3.1%	4.4%	14.9%

Raleigh	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	519,636	385,876	267,363	198,274	1,371,149
	% of Total Industrial RSF	8.6%	6.4%	4.4%	3.3%	22.6%
	Annualized Revenue 2/	$2,104	$2,217	$1,348	$1,460	$7,129
	% of Total Industrial Annl Rev	6.9%	7.2%	4.4%	4.8%	23.3%

1/	Includes 108,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 21	9/30/06

Office Lease Expirations by Market by Year 1/

Dollars	in thousands

		2006 2/	2007	2008	2009	Thereafter
Atlanta	RSF	45,999	254,633	455,714	337,708	1,088,689
	% of Total Office RSF	0.3%	1.5%	2.6%	2.0%	6.3%
	Annualized Revenue 3/	$404	$4,447	$7,521	$5,825	$22,681
	% of Total Office Annl Rev	0.1%	1.4%	2.4%	1.8%	7.2%

Columbia	RSF	2,831	3,258	69,987	8,409	40,054
	% of Total Office RSF	0.0%	0.0%	0.4%	0.0%	0.2%
	Annualized Revenue 3/	$42	$56	$1,068	$128	$550
	% of Total Office Annl Rev	0.0%	0.0%	0.3%	0.0%	0.2%

Greenville	RSF	68,740	11,758	99,410	60,122	565,667
	% of Total Office RSF	0.4%	0.1%	0.6%	0.3%	3.3%
	Annualized Revenue 3/	$537	$227	$1,840	$721	$8,805
	% of Total Office Annl Rev	0.2%	0.1%	0.6%	0.2%	2.8%

Kansas City	RSF	52,411	79,443	75,884	104,489	420,710
	% of Total Office RSF	0.3%	0.5%	0.4%	0.6%	2.4%
	Annualized Revenue 3/	$1,090	$1,689	$1,577	$2,139	$10,371
	% of Total Office Annl Rev	0.3%	0.5%	0.5%	0.7%	3.3%

Memphis	RSF	20,894	88,213	121,947	221,026	648,453
	% of Total Office RSF	0.1%	0.5%	0.7%	1.3%	3.8%
	Annualized Revenue 3/	$158	$1,730	$2,557	$4,140	$12,656
	% of Total Office Annl Rev	0.1%	0.5%	0.8%	1.3%	4.0%

Nashville	RSF	128,706	237,647	226,798	659,083	1,428,384
	% of Total Office RSF	0.7%	1.4%	1.3%	3.8%	8.3%
	Annualized Revenue 3/	$2,706	$4,245	$4,474	$12,506	$26,977
	% of Total Office Annl Rev	0.9%	1.3%	1.4%	4.0%	8.5%

Orlando	RSF	0	21,694	6,133	6,788	183,317
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	1.1%
	Annualized Revenue 3/	$—	$453	$153	$157	$3,870
	% of Total Office Annl Rev	0.0%	0.1%	0.0%	0.0%	1.2%

Piedmont Triad	RSF	44,610	315,085	389,959	134,668	1,083,260
	% of Total Office RSF	0.3%	1.8%	2.3%	0.8%	6.3%
	Annualized Revenue 3/	$656	$4,384	$6,282	$2,102	$14,150
	% of Total Office Annl Rev	0.2%	1.4%	2.0%	0.7%	4.5%

Raleigh	RSF	73,132	274,402	409,942	542,987	1,892,884
	% of Total Office RSF	0.4%	1.6%	2.4%	3.2%	11.0%
	Annualized Revenue 3/	$2,359	$5,374	$7,280	$10,676	$30,764
	% of Total Office Annl Rev	0.7%	1.7%	2.3%	3.4%	9.7%

Richmond	RSF	55,844	156,127	236,357	221,541	1,060,447
	% of Total Office RSF	0.3%	0.9%	1.4%	1.3%	6.2%
	Annualized Revenue 3/	$1,144	$2,910	$4,549	$4,121	$19,329
	% of Total Office Annl Rev	0.4%	0.9%	1.4%	1.3%	6.1%

Tampa	RSF	18,289	116,875	242,866	440,948	1,605,406
	% of Total Office RSF	0.1%	0.7%	1.4%	2.6%	9.3%
	Annualized Revenue 3/	$205	$2,628	$4,842	$9,038	$32,674
	% of Total Office Annl Rev	0.1%	0.8%	1.5%	2.9%	10.3%

Other	RSF	1,095	13,837	18,363	6,166	35,470
	% of Total Office RSF	0.0%	0.1%	0.1%	0.0%	0.2%
	Annualized Revenue 3/	$5	$357	$492	$114	$775
	% of Total Office Annl Rev	0.0%	0.1%	0.2%	0.0%	0.2%

Total	RSF	512,551	1,572,972	2,353,360	2,743,935	10,052,741
	% of Total Office RSF	3.0%	9.1%	13.7%	15.9%	58.3%
	Annualized Revenue 3/	$9,306	$28,500	$42,635	$51,667	$183,602
	% of Total Office Annl Rev	2.9%	9.0%	13.5%	16.4%	58.2%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 91,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 22	9/30/06

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2006 1/	2007	2008	2009	Thereafter
Atlanta	RSF	128,859	373,043	575,710	302,155	1,594,376
	% of Total Industrial RSF	2.1%	6.2%	9.5%	5.0%	26.3%
	Annualized Revenue 2/	$610	$1,994	$2,918	$1,877	$8,110
	% of Total Industrial Annl Rev	2.0%	6.5%	9.5%	6.1%	26.4%

Greenville	RSF	0	16,081	5,350	4,794	0
	% of Total Industrial RSF	0.0%	0.3%	0.1%	0.1%	0.0%
	Annualized Revenue 2/	$—	$212	$61	$38	$—
	% of Total Industrial Annl Rev	0.0%	0.7%	0.2%	0.1%	0.0%

Kansas City	RSF	0	0	0	1,756	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$20	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.1%	0.0%

Piedmont Triad	RSF	390,777	613,748	709,832	420,088	923,624
	% of Total Industrial RSF	6.4%	10.1%	11.7%	6.9%	15.2%
	Annualized Revenue 2/	$1,493	$3,665	$2,915	$2,448	$4,320
	% of Total Industrial Annl Rev	4.9%	11.9%	9.5%	8.0%	14.1%

Raleigh	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	519,636	1,002,872	1,290,892	728,793	2,518,000
	% of Total Industrial RSF	8.6%	16.5%	21.3%	12.0%	41.5%
	Annualized Revenue 2/	$2,103	$5,871	$5,894	$4,383	$12,430
	% of Total Industrial Annl Rev	6.9%	19.1%	19.2%	14.3%	40.5%

1/	Includes 108,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 23	9/30/06

Customer Diversification 1/

September 30, 2006

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,454,050	$25,926	6.75%	8.5
AT&T	537,529	10,425	2.71%	2.4
Price Waterhouse Coopers	332,931	8,408	2.19%	3.6
State Of Georgia	356,175	7,036	1.83%	3.6
T-Mobile USA	205,855	5,221	1.36%	7.3
US Airways	293,007	4,356	1.13%	1.0
Volvo	278,940	3,972	1.03%	2.7
Lockton Companies	145,651	3,736	0.97%	8.4
Northern Telecom	246,000	3,651	0.95%	1.4
SCI Services, Inc.	162,784	3,499	0.91%	10.8
Metropolitan Life Insurance	174,944	3,398	0.88%	7.3
BB&T	197,893	2,930	0.76%	5.8
Jacobs Engineering Group	181,794	2,446	0.64%	9.4
Lifepoint Corporate Services	120,112	2,299	0.60%	4.8
Vanderbilt University	121,897	2,251	0.59%	9.0
Icon Clinical Research	101,249	2,217	0.58%	5.7
Wachovia	98,531	2,173	0.57%	2.3
The Martin Agency	118,518	2,038	0.53%	10.5
Infineon Technologies	110,572	2,001	0.52%	6.3
First Citizens Bank & Trust	49,677	1,995	0.52%	0.4

	5,288,109	$99,978	26.02%	5.8

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.0%
Insurance	9.4%
Government/Public Administration	9.4%
Finance/Banking	9.3%
Retail Trade	7.6%
Telecommunication	7.0%
Manufacturing	6.8%
Health Care and Social Assistance	6.0%
Wholesale Trade	5.8%
Real Estate Rental and Leasing	3.8%
Transportation and Warehousing	3.1%
Accommodation and Food Services	2.8%
Administrative and Support Services	2.6%
Other Services (except Public Administration)	2.5%
Information	1.9%
Educational Services	1.0%

100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 24	9/30/06

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2006:
None

Second quarter 2006:
None

Third quarter 2006:
None

Highwoods Properties, Inc.	Page 25	9/30/06

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2006:
Office properties	Atlanta/Columbia/Tampa	O	01/09/06	1,596,000	74.9%
Industrial properties	Atlanta	I	01/09/06	271,000	72.8%

				1,867,000	74.6%	$141,000

Concourse	Raleigh	O	03/30/06	132,000	77.2%	12,900

First quarter totals				1,999,000	74.8%	$153,900

Second quarter 2006:

None				—	—%	$—

Third quarter 2006:
Office properties	Raleigh	O	08/29/06	191,000	94.2%
Industrial properties	Raleigh	I	08/29/06	101,000	63.8%

				292,000	83.7%	$22,800

Third quarter totals				292,000	83.7%	22,800

2006 totals				2,291,000	75.9%	$176,700

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 26	9/30/06

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700	$4,189	100%	3Q 07	3Q 07
Cordoba 2/	Kansas City	O	24,000	6,021	3,998	0%	4Q 06	1Q 08
ThyssenKrupp	Memphis	O	78,000	8,800	6,234	100%	1Q 07	1Q 07
Healthways	Nashville	O	255,000	58,300	7,427	100%	2Q 08	2Q 08
Berkshire	Orlando	O	99,000	13,197	4,588	4%	1Q 07	2Q 08
RBC Plaza 3/	Raleigh	O	292,000	76,056	2,851	64%	4Q08	4Q09
3330 Healy Rd 2/	Piedmont Triad	O	40,000	3,600	3,462	0%	4Q 06	2Q 07
North Shore Commons B	Richmond	O	95,000	13,586	5,001	0%	2Q 07	2Q 08
Stony Point IV	Richmond	O	107,000	13,125	9,498	85%	4Q 06	4Q 07
Highwoods Preserve VII	Tampa	O	115,000	21,245	13,663	100%	1Q 07	4Q 08
Highwoods Bay Center I	Tampa	O	209,000	41,174	5,057	0%	3Q 07	4Q 08

Total or Weighted Average			1,405,000	$276,804	$65,968	58%

Industrial:
New Point V	Atlanta	I	263,000	$11,620	$2,583	0%	2Q 07	2Q 08
Enterprise II	Piedmont Triad	I	418,000	14,400	11,895	44%	4Q 06	4Q 08

Total or Weighted Average			681,000	$26,020	$14,478	27%

In-Process Total or Weighted Average			2,086,000	$302,824	$80,446	48%

Completed Not Stabilized 4/
Office:
Glenlake Four	Raleigh	O	158,000	$27,150	$21,222	68%	3Q 06	1Q 08
Cool Springs III	Nashville	O	153,000	21,640	14,968	34%	2Q 06	4Q 07

Total or Weighted Average			311,000	$48,790	$36,190	51%

Grand Total or Weighted Average			2,397,000	$351,614	$116,636	49%

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 09/30/06	Occ %	Leasing %
Cordoba 2/	Kansas City	R	9/1/2006	23,000	$6,409	100%	100%
Griffith Rd./Boutique Shops	Piedmont Triad	R	6/1/2006	9,600	2,614	100%	100%

Total or Weighted Average				32,600	$9,023	100%	100%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	Includes ancillary retail space on the ground level of approximately 11,000 square feet
4/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Highwoods Properties, Inc.	Page 27	9/30/06

Development Land

September 30, 2006

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Research Triangle	252	$52,171
Atlanta	206	39,668
Triad	78	17,179
Kansas City 1/	44	19,100
Richmond	43	9,350
Charlotte	41	9,854
Baltimore	39	10,941
Nashville	25	7,386
Tampa	23	8,825
Memphis	21	5,100
Orlando	14	12,000
Greenville	12	1,800

Total 2/ 3/	798	$193,374

1/	Includes 27 acres of residential land
2/	Developable square footage on core land holdings, which constitute 394 of the total 798 acres, is approximately 4.0 million of office space and 1.1 million of industrial space.
3/	Includes 161 acres ($43,028,000 based on expected gross proceeds) included in property held for sale at September 30, 2006.

Highwoods Properties, Inc.	Page 28	9/30/06

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2006

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$8,360	$207	$695
Dallas County Partners I, LP	O/I	50.0%	38,810	50,483	52,610
Dallas County Partners II, LP	O	50.0%	15,244	18,721	19,772
Dallas County Partners III, LP	O	50.0%	35	—	23
Fountain Three	O/I/R	50.0%	29,212	33,171	34,799
RRHWoods , LLC	O/M	50.0%	86,742	77,326	80,727
Kessinger/Hunter, LLC	—	26.5%	8,807	—	334
4600 Madison Associates, LP	O	12.5%	19,545	14,642	15,285
Highwoods DLF 98/29, LP	O	22.8%	131,932	64,218	67,252
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	108,915	56,926	60,705
Concourse Center Associates, LLC	O	50.0%	13,817	9,180	9,486
Plaza Colonnade, LLC	O/R	50.0%	75,544	68,068	69,709
Highwoods KC Glenridge Office, LP	O	40.0%	23,589	16,500	17,000
Highwoods KC Glenridge Land, LP	O	40.0%	794	—	91
Highwoods KC Orlando, LLC	O	40.0%	213,966	143,000	152,032
Weston Lakeside, LLC	M	50.0%	24,206	16,809	20,302

Total			$799,518	$569,251	$600,822

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$4,096	$101	$341
Dallas County Partners I, LP	O/I	50.00%	19,405	25,242	26,305
Dallas County Partners II, LP	O	50.00%	7,622	9,361	9,886
Dallas County Partners III, LP	O	50.00%	18	—	12
Fountain Three	O/I/R	50.00%	14,606	16,586	17,400
RRHWoods, LLC 2/	O/M	50.00%	43,371	38,663	40,364
Kessinger/Hunter, LLC	—	26.50%	2,334	—	89
4600 Madison Associates, LP	O	12.50%	2,443	1,830	1,911
Highwoods DLF 98/29, LP 2/	O	22.81%	30,094	14,648	15,340
Highwoods DLF 97/26 DLF 99/32, LP 2/	O	42.93%	46,757	24,438	26,061
Concourse Center Associates, LLC 2/	O	50.00%	6,909	4,590	4,743
Plaza Colonnade, LLC	O/R	50.00%	37,772	34,034	34,855
Highwoods KC Glenridge Office, LP	O	40.00%	9,436	6,600	6,800
Highwoods KC Glenridge Land, LP	O	40.00%	318	—	36
Highwoods KC Orlando, LLC 2/	O	40.00%	85,586	57,200	60,813
Weston Lakeside, LLC 2/	M	50.00%	12,103	8,405	10,151

Total			$322,870	$241,698	$255,107

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 29	9/30/06

Unconsolidated Joint Ventures Income

For the Three Months Ended September 30, 2006

Dollars in thousands

		Venture’s Books
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$680	$474	$5	$124	$—	$77
Dallas County Partners I, LP	50.00%	3,176	1,685	663	581	1,029	(782)
Dallas County Partners II, LP	50.00%	1,571	716	483	186	—	186
Dallas County Partners III, LP	50.00%	56	58	—	1	—	(3)
Fountain Three	50.00%	1,888	854	525	410	407	(308)
RRHWoods , LLC	50.00%	4,125	2,328	991	1,016	12	(222)
Kessinger/Hunter, LLC	26.50%	1,804	1,325	—	160	—	319
4600 Madison Associates, LP	12.50%	1,183	540	255	406	—	(18)
Highwoods DLF 98/29, LP	22.80%	5,325	1,786	1,090	901	—	1,548
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,289	1,456	1,102	1,001	—	730
Concourse Center Associates, LLC	50.00%	530	139	168	83	—	140
Plaza Colonnade, LLC	50.00%	2,226	894	996	524	—	(188)
Highwoods KC Glenridge Office, LP	40.00%	911	420	210	162	—	119
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	8,192	3,244	1,881	2,105	—	962
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$35,956	$15,920	$8,369	$7,660	$1,448	$2,559

		Highwoods’ Share of Joint Venture
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$333	$232	$2	$61	$—	$38
Dallas County Partners I, LP	50.00%	1,588	843	332	291	514	(392)
Dallas County Partners II, LP	50.00%	786	358	242	93	—	93
Dallas County Partners III, LP	50.00%	28	29	—	1	—	(2)
Fountain Three	50.00%	944	427	263	205	204	(155)
RRHWoods , LLC 1/ 2/	50.00%	2,063	1,164	496	508	6	(111)
Kessinger/Hunter, LLC	26.50%	478	351	—	42	—	85
4600 Madison Associates, LP	12.50%	148	68	32	51	—	(3)
Highwoods DLF 98/29, LP 1/ 2/	22.81%	1,215	407	249	206	—	353
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	1,841	625	473	430	—	313
Concourse Center Associates, LLC 1/ 2/	50.00%	265	70	84	42	—	69
Plaza Colonnade, LLC	50.00%	1,113	447	498	262	—	(94)
Highwoods KC Glenridge Office, LP	40.00%	364	168	84	65	—	47
Highwoods KC Glenridge Land, LP	40.00%	—	—	—	—	—	—
Highwoods KC Orlando, LLC 1/ 2/	40.00%	3,277	1,298	752	842	—	385
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$14,443	$6,487	$3,507	$3,099	$724	$626

1/	Highwoods’ share of Depreciation/Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 30	9/30/06

Unconsolidated Joint Ventures Income

For the Nine Months Ended September 30, 2006

Dollars in thousands

		Venture’s Books
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$2,023	$1,459	$17	$413	$—	$134
Dallas County Partners I, LP	50.00%	8,833	4,421	2,071	1,675	1,029	(363)
Dallas County Partners II, LP	50.00%	4,492	1,913	1,479	557	—	543
Dallas County Partners III, LP	50.00%	165	165	—	4	—	(4)
Fountain Three	50.00%	5,569	2,564	1,526	1,210	407	(138)
RRHWoods , LLC	50.00%	11,475	6,428	2,875	2,734	12	(574)
Kessinger/Hunter, LLC	26.50%	5,371	3,906	—	480	—	985
4600 Madison Associates, LP	12.50%	3,532	1,640	775	1,201	—	(84)
Highwoods DLF 98/29, LP	22.80%	15,502	4,917	3,286	2,664	—	4,635
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	12,429	3,889	3,318	3,026	—	2,196
Concourse Center Associates, LLC	50.00%	1,591	397	503	249	—	442
Plaza Colonnade, LLC	50.00%	6,490	2,585	2,982	1,570	—	(647)
Highwoods KC Glenridge Office, LP	40.00%	2,776	1,199	617	484	—	476
Highwoods KC Glenridge Land, LP	40.00%	—	21	2	—	—	(23)
Highwoods KC Orlando, LLC	40.00%	23,583	9,257	5,643	6,032	—	2,651
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$103,831	$44,761	$25,094	$22,299	$1,448	$10,229

		Highwoods’ Share of Joint Venture
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$991	$715	$8	$202	$—	$66
Dallas County Partners I, LP	50.00%	4,417	2,211	1,036	838	514	(182)
Dallas County Partners II, LP	50.00%	2,246	957	740	279	—	270
Dallas County Partners III, LP	50.00%	83	83	—	2	—	(2)
Fountain Three	50.00%	2,785	1,282	763	605	204	(69)
RRHWoods , LLC 1/ 2/	50.00%	5,738	3,214	1,438	1,367	6	(287)
Kessinger/Hunter, LLC	26.50%	1,423	1,035	—	127	—	261
4600 Madison Associates, LP	12.50%	442	205	97	150	—	(10)
Highwoods DLF 98/29, LP 1/ 2/	22.81%	3,536	1,122	750	608	—	1,056
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	5,336	1,670	1,424	1,299	—	943
Concourse Center Associates, LLC 1/ 2/	50.00%	796	199	252	125	—	220
Plaza Colonnade, LLC	50.00%	3,245	1,293	1,491	785	—	(324)
Highwoods KC Glenridge Office, LP	40.00%	1,110	480	247	194	—	189
Highwoods KC Glenridge Land, LP	40.00%	—	8	1	—	—	(9)
Highwoods KC Orlando, LLC 1/ 2/	40.00%	9,433	3,703	2,257	2,413	—	1,060
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$41,581	$18,177	$10,504	$8,994	$724	$3,182

1/	Highwoods’ share of Depreciation/Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 31	9/30/06

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 09/30/06
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.2%	Aug-18	$42,998
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,633
Dallas County Partners I, LP	50.0%	Regions	6.3%	Jun-14	3,570
Dallas County Partners I, LP	50.0%	Sun Life	5.9%	Feb-16	1,085
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,197

			6.3%		50,483

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	18,721

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.2%	Aug-18	17,163
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,621
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,429
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,553
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,405

			6.8%		33,171

RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	26,908
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.2%	Aug-18	4,748
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.9%	Mar-16	7,600
RRHWoods, LLC	50.0%	Regions	6.3%	Jun-14	3,570

			4.1%		77,326

Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	49,573
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,283

			5.8%		68,068

4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	14,642
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	207
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	64,218
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	56,926
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,180
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Weston Lakeside, LLC	50.0%	Wachovia	7.1%	Jul-10	16,809

			6.2%		321,482

			6.0%		$569,251

Highwoods’ Share of the above					$241,698

1/	Excludes loans related to certain “consolidated” joint ventures

Highwoods Properties, Inc.	Page 32	9/30/06

Joint Ventures Portfolio Summary

As of September 30, 2006

Summary by Location:

	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,399,000	93.9%	28.4%	4.0%	1.0%	3.3%	36.7%
Orlando	1,685,000	94.3%	26.9%	—	—	—	26.9%
Atlanta	835,000	95.2%	12.4%	—	—	—	12.4%
Kansas City	721,000	81.9%	8.7%	—	—	—	8.7%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.6%	—	—	—	3.6%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Tampa	205,000	100.0%	1.7%	—	—	—	1.7%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 4/	7,335,000	94.3%	91.7%	4.0%	1.0%	3.3%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 97.4%
3/	Annualized Rental Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
4/	Includes 618,000 square feet of properties in joint ventures that are consolidated

Highwoods Properties, Inc.	Page 33	9/30/06

Joint Ventures Lease Expirations

September 30, 2006

Dollars in thousands

	Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
	2006	155,267	2.2%	$3,249	$20.93	2.5%
	2007	523,446	7.5%	10,130	19.35	7.8%
	2008	1,408,912	20.3%	24,477	17.37	18.8%
	2009	1,048,377	15.1%	20,728	19.77	16.0%
	2010	711,833	10.3%	12,044	16.92	9.3%
	2011	824,794	11.9%	14,257	17.29	11.0%
	2012	461,296	6.7%	9,728	21.09	7.5%
	2013	770,442	11.1%	14,810	19.22	11.4%
	2014	328,565	4.7%	7,299	22.21	5.6%
	2015	586,362	8.5%	9,619	16.40	7.4%
	2016 and thereafter	115,245	1.7%	3,567	30.95	2.7%

		6,934,539	100.0%	$129,908	$18.73	100.0%

1/	Annualized Revenue is September, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 34	9/30/06

Joint Ventures Development

Dollars in thousands

For Lease Office and Residential

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Sonoma	50%	Des Moines	76,000	$9,641	$9,350	82%	2Q 05	4Q 06
Brickstone	50%	Des Moines	31,000	5,149	2,607	35%	4Q 06	4Q 07
The Vinings at University Center 1/ 2/	50%	Charlotte	156 Units	11,300	11,328	97%	1Q 06	3Q 06
Weston Lakeside 2/	50%	Raleigh	332 Units	33,200	24,206	1%	1Q 07	1Q 08

Total or Weighted Average 3/			107,000	$59,290	$47,491	68%

Highwoods’ Share of the above				$29,645	$23,746

For Sale Residential

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/06	Reserva- tions	Estimated Completion Date	Estimated Stabilization Date
RBC Plaza 2/ 4/ 5/	93%	Raleigh	139 Units	$45,570	$—	267	4Q 08	2Q 09

Highwoods’ Share of the above				$42,380	$—

1/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
2/	Estimated Completion Date is the date the last unit is expected to be delivered
3/	Pre-leasing percentage does not include multi-family
4/	Highwoods will provide 93% of the anticipated equity requirement; however, its economic interest may be less due to the other Partner’s promoted interest in the project.
5/	There are currently 267 reservations for the 139 units. Reservations are fully refundable until 3Q 07 at which time binding sales contracts will be accepted and non-refundable deposits will be retained.

Highwoods Properties, Inc.	Page 35	9/30/06